A Message From The President

Dear Contract Owner,

Last year’s market volatility could give even seasoned investors a reason to pause. Through much of the year, it seemed as though for every week the market reported a sizable gain, there was another week where it fled in retreat.

But it may surprise you to learn that by historical standards, 2007 was no more volatile than the market has been historically. As our cover story explains, the market may have seemed more turbulent because, by comparison, the three years leading up to 2007 (2004-2006) were uncharacteristically calm.

That said, periods of market turbulence underscore the importance of professional investment management. Your fund managers average over 17 years of experience, navigating investments through turbulent times and prosperous times alike.

Furthermore, our annuities are only available through financial advisors, because we believe there is tremendous value in having an investment professional by your side—not only to help you decide which products can meet your retirement needs, but to help you stay on track during your retirement.

I encourage you to review some of the insights your money managers provide in this report, to better understand what they expect from the markets going forward.

Finally, I want to thank you for investing with The Hartford.We take great pride in knowing that you have entrusted us with your financial future. And that trust is something we intend to earn each and every day.

John Walters
President
U.S. Wealth Management